SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                               January 10, 1995
               Date of Report (Date of Earliest Event Reported)

                             IP TIMBERLANDS, LTD.
            (Exact name of Registrant as specified in its charter)

Texas                               1-8859                       13-3259241
(State of                           (Commission                  (IRS Employer
Incorporation)                      File)                        Identification
                                                                 Number)

                 Two Manhattanville Road, Purchase, NY  10577
                   (Address of Principal executive offices)

                                 914-397-1500
                                (Telephone No.)


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

ITEM 1.        CHANGES IN CONTROL OF REGISTRANT

               N/A

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

               N/A

ITEM 3.        BANKRUPTCY OR RECEIVERSHIP

               N/A

ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               N/A

ITEM 5.        OTHER EVENTS

               A press release was issued on January 10, 1995 regarding 1994 fourth-quarter unaudited net earnings of $53 million or $1.44 per Class A Depositary Unit verses 1993 fourth-quarter net earnings of $103 million or $2.01 per Class A Depositary Unit.

ITEM 6.        RESIGNATIONS OF REGISTRANT'S DIRECTORS

               N/A

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               (a) Financial Statements:

               N/A

               (b) Pro Forma Financial Information:

               N/A

                                       2

               (c) Exhibits:

                       (99) Press Release, dated January 10, 1995

ITEM 8.        CHANGES IN FISCAL YEAR

               N/A

                                       3

                                  Signatures


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             IP Forest Resources Company,
                                               as managing general partner
                                               of IP Timberlands, Ltd.
                                             (Registrant)

Date:  January 13, 1995                      /s/ SYVERT E. NERHEIM
       Purchase, NY                          Syvert E. Nerheim
                                             Assistant Secretary

                                       4

                                 EXHIBIT INDEX

               (99) Press Release, dated January 10, 1995